GENERAL SIGNAL CORPORATION
                     Bond Resolution No. 1
              Medium-Term Senior Notes, Series A


          The actions described below are taken by the under-signed officers of General Signal Corporation ("Company") pur-suant to Board resolutions adopted as of February 3, 1994 and
Section 2.01 of the Indenture dated as of April 15, 1996 ("Indenture"), between the Company and Chemical Bank, trustee. Terms used herein and not defined have the same meanings as in the Indenture.

          RESOLVED, that a new series of Securities is autho-rized as follows:

          1.   The title of the series is "Medium-Term Senior
Notes, Series A" ("Series A").

          2. The Series A Securities may be substantially in the form of Exhibit 1 hereto if issued with a variable or floating interest rate and Exhibit 2 hereof if issued with a fixed interest rate, together, in each case with such inser-tions, additions and deletions as are appropriate to reflect the terms of a particular Security of Series A.

          3. Each Series A Security may have such terms as are set forth in Exhibits 1 and 2 hereto as are applicable to such security and shall have such other terms as are set forth in the instrument evidencing such Series A Security. Different Securities of Series A may have different terms.

            4. The Series A Securities that are to be issued as global Securities shall have the additional terms set forth in
Exhibit 3 hereto.

            5. The Series A Securities shall have such terms and shall be sold on terms determined from time to time by any two of the Chief Executive Officer, President, Chief Financial Officer or Treasurer of the Company or by any one of such officers and by any one of the Secretary, any Assistant Secre-tary or any Assistant Treasurer of the Company. The signature of such officers on a Security of Series A shall constitute such approval.

            This bond resolution shall be effective as of April 30, 1996.

Dated:  April 30, 1996             /s/ Terence D. Martin
                                   ------------------------------
                                      Terence D. Martin
                                      Executive Vice President
                                      and Chief Financial Officer


                                    /s/ Julian B. Twombly
                                   ------------------------------
                                      Julian B. Twombly
                                      Vice President and Treasurer

                                                    Exhibit 1
                                           Form of Floating Rate Note


          [Unless this certificate is presented by an authorized rep-resentative of The Depository Trust Company (55 Water Street, New York, New York) to the issuer or its agent for registration of trans-fer or exchange or for payment, then this certificate shall be regis-tered in the name of Cede & Co. (or such other name as may be requested by an authorized representative of The Depository Trust Company), and ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

          Unless and until this certificate is exchanged in whole or in part for Notes in certificated form, this certificate may not be transferred except as a whole by The Depository Trust Company to a nominee thereof or by a nominee thereof to The Depository Trust Com-pany or another nominee of The Depository Trust Company or by The Depository Trust Company or any nominee to a successor depository or nominee of such successor depository.]1


NO. _______                                Principal Amount__________
                                                      CUSIP__________


                     GENERAL SIGNAL CORPORATION
                  MEDIUM-TERM SENIOR NOTE, SERIES A
                           (FLOATING RATE)


General Signal Corporation promises to pay to

or registered assigns
the principal sum of                    in the Specified Currency
on the Maturity specified below.

Original Issue Date:               Initial Interest Rate:
Maturity:                          Interest Payment Dates:
Specified Currency:                Record Dates:

             __          __                        __
Base Rate:  /_/ CD Rate /_/ Commercial Paper Rate /_/ Federal Funds Rate
             __          __               __                  __
            / / LIBOR   / / Prime Rate   /_/ Treasury Rate   / / Other
             __
            / / CMT Rate                             (see paragraph 3)

Interest Reset Period:                       Index Maturity:

Spread Multiplier:                           Spread:

_________________________
1     Include only if this Note is a global security.

Maximum Interest Rate:      %            Minimum Interest Rate:    %
                          __       __
Optional Redemption:  /_/ No   / / Yes (see paragraph 6)
                         __      __
Optional Repayment:  /_/ No  / / Yes (see paragraph 8)
                   __      __
Discount Note:  /_/ Yes / / No

      Total Amount of OID:

      Yield to Maturity:

      Initial Accrual Period OID:

Other Provisions:

      Specify here any additional or different provisions applicable to this Note, which may include any of the following:

      1.    provisions for indexing of principal or interest payments

      2.    provisions for resets of spreads or spread multipliers

      3.    provisions for extension of maturity

      4. changes to any provision of this form of Note not appli-cable to a particular Note

Dated:                                    GENERAL SIGNAL CORPORATION


                                          __________________________
Authenticated:


CHEMICAL BANK
Registrar


By                                        __________________________
   Authorized Officer

                      General Signal Corporation
                  Medium-Term Senior Note, Series A

                           Further Provisions


            1.    Medium-Term Senior Notes, Series A

            This Note is one of a series of duly authorized debt securities of General Signal Corporation, a New York Corpora-tion, (the "Company"), designated as its "Medium-Term Senior Notes, Series A" (the "Securities") limited to an aggregate initial offering price or purchase price of $300,000,000 or the equivalent thereof in one or more foreign or currency units.

            The Company issued the Securities under an Indenture dated as of April 15, 1996 ("Indenture") between the Company and Chemical Bank ("Trustee"). The terms of the Securities include those stated in the Indenture and in the Bond Resolution creat-ing the Securities and those made part of the Indenture by the Trust Indenture Act of 1939, as amended (15 U.S. Code {{ 77aaa-77bbbb). Securityholders are referred to the Indenture, the Bond Resolu-tion and the Act for a statement of such terms.

            2.    Interest

            General. The Company promises to pay interest on the principal amount of this Note at a floating rate per annum cal-culated as herein provided.

            Interest on this Note will accrue at the Initial Interest Rate from the Original Issue Date to the first Inter-est Reset Date following the Original Issue Date and shall bear interest thereafter for each Interest Reset Period by reference to the Base Rate specified on the face hereof, plus or minus the Spread, if any, and multiplied by the Spread Multiplier, if any, specified on the face hereof. If the interest rate so calculated for any Interest Reset Period (i) would be less than the Minimum Interest Rate, if any, specified on the face hereof, then this Note shall bear interest at the Minimum Interest Rate for such Interest Reset Period, (ii) would be greater than the Maximum Interest Rate, if any, specified on the face hereof, then this Note shall bear interest for such Interest Reset Period at the Maximum Interest Rate. The Mini-mum Interest Rate and Maximum Interest Rate if set forth on the face hereof are expressed as rates per annum on a simple inter-est basis. The interest rate on this Note will in no event be higher than the maximum rate permitted by applicable law, as the same may be modified by United States law of general application.

            Interest Reset Period. The interest rate hereon will be reset daily, weekly, monthly, quarterly, semiannually or annually (such period being the "Interest Reset Period" speci-fied on the face hereof, and the first day of each Interest
Reset Period being an "Interest Reset Date"). Unless otherwise specified on the face hereof, the Interest Reset Dates will be, if this Note resets daily, each Business Day; if this Note (unless the Base Rate for this Note is the Treasury Rate (a "Treasury Rate Note")) resets weekly, Wednesday of each week;
if this Note is a Treasury Rate Note that resets weekly, Tues-day of each week (except as provided in paragraph 3 below under "Treasury Rate"); if this Note resets monthly, the third Wednesday of each month; if this Note resets quarterly, the third Wednesday of March, June, September and December of each year; if this Note resets semiannually, the third Wednesday of the two months of each year specified on the face hereof; and if this Note resets annually, the third Wednesday of the month of each year specified on the face hereof. If any Interest
Reset Date would otherwise be a day that is not a Business Day, such Interest Reset Date shall be postponed to the next suc-ceeding Business Day, except that if the Base Rate specified on the face hereof is LIBOR and such Business Day is in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding Business Day.

            "Business Day" means any day, other than a Saturday or Sunday, that is (i) not a day on which banking institutions are authorized or required by law, regulation or executive order to be closed in (a) The City of New York or (b) if the Specified Currency for this Note is other than United States dollars, the principal financial center of the country issuing such Specified Currency (which, in the case of European Currency Units ("ECUs"), shall be Brussels, Belgium) and (ii) if such Note is a LIBOR
Note (as defined below), also a London Banking Day.

            "London Banking Day" Note means any day on which dealings in deposits in U.S. Dollars are transacted in the Lon-don interbank market.

            Calculation of Interest. Unless otherwise specified on the face hereof, the interest payable hereon on each Inter-est Payment Date shall be the accrued interest from and includ-ing the Original Issue Date or the last date to which interest has been paid, as the case may be, to but excluding such Inter-est Payment Date, Maturity, or date of redemption or repayment, as the case may be, provided, however, that if the interest rate is reset daily or weekly, the interest payable hereon shall be the accrued interest from and including the Original Issue Date or from but excluding the last date to which inter-est has been accrued and paid, as the case may be, through and including the Record Date immediately preceding such Interest Payment Date, except that, at Maturity, or date of redemption or repayment, the interest payable will include interest accrued to, but excluding, such date. Accrued interest shall be calculated by multiplying the principal amount (or Face Amount if the face of this Note specifies that it is an Indexed
Note) hereof by an accrued interest factor. Such accrued interest factor will be computed by adding the interest factors calculated for each day in the period for which accrued inter-est is being calculated. The interest factor (expressed as a decimal) for each such day is computed by dividing the interest rate in effect on such day by 360 if the Base Rate specified on the face hereof is the Commercial Paper Rate, the Prime Rate, the Federal Funds Rate, the CD Rate or LIBOR, or by the actual number of days in the year, if the Base Rate specified on the face hereof is the Treasury Rate or CMT Rate. For purposes of making the foregoing calculation, the interest rate in effect on any Interest Reset Date will be the applicable rate as reset on such date. Unless otherwise specified on the face hereof, all percentages resulting from any calculation of the rate of interest hereof will be rounded, if necessary, to the nearest 1/100,000 of 1% (.0000001), with five one-millionths of a per-centage point rounded upward, and all currency amounts used in or resulting from such calculation will be rounded to the near-est one-hundredth of a unit (with .005 of a unit being rounded upward).

            Interest Payment Dates. Unless otherwise specified on the face hereof, interest will be payable, if this Note resets daily, weekly or monthly, on the third Wednesday of each month or on the third Wednesday of March, June, September and December of each year, as specified on the face hereof; if this Note resets quarterly, on the third Wednesday of March, June, September and December of each year; if this Note resets semi-annually, on the third Wednesday of the two months of each year specified on the face hereof; and if this Note resets annually, on the third Wednesday of the month of each year specified on the face hereof (each such day being an "Interest Payment Date") and in each case at Maturity or earlier redemption or repayment. If an Interest Payment Date (other than at Maturity or earlier redemption or repayment) would otherwise fall on a day that is not a Business Day, such Interest Payment Date shall be postponed to the next succeeding Business Day, except that if the Base Rate specified on the face hereof is LIBOR and such Business Day is in the next succeeding calendar month, such Interest Payment Date shall be the immediately preceding Business Day. If the Maturity or date of redemption or repay-ment would otherwise fall on a day that is not a Business Day, the required payment of principal, premium, if any, and/or interest will be made on the next succeeding Business Day as if made on the date such payment was due, and no interest shall accrue on such payment for the period from and after the Matur-ity to the date of such payment on the next succeeding Business Day.

            Calculation Agent. Unless otherwise specified on the face hereof, the Company has appointed Chemical Bank to calcu-late the interest rates on this Note (the "Calculation Agent"). At the request of the Holder, the Calculation Agent will pro-vide the interest rate then in effect and, if determined, the interest rate that will become effective on the next Interest Reset Date. All determinations of interest rates by the Calcu-lation Agent shall, in the absence of manifest error, be con-clusive for all purposes and binding on the Holder hereof.
Unless otherwise specified on the face hereof, the "Calculation Date," if applicable, pertaining to any Interest Reset Date will be the earlier of (i) the tenth calendar day after such Interest Reset Date, or, if such day is not a Business Day, the next succeeding Business Day or (ii) the Business Day immedi-ately preceding the applicable Interest Payment Date or the Maturity, as the case may be.

            3.    Definition of Base Rates

            Unless otherwise provided on the face of this Note, the Base Rate shall be calculated with reference to the Spread on Spread Multiplier, if any, and subject to the Minimum Inter-est Rate and Maximum Interest Rate, if any, specified on the face of this Note and in accordance with the applicable defini-tion below:

            "CD Rate" for each Interest Reset Period shall be the rate as of the second Business Day prior to the Interest Reset Date for such Interest Reset Period (a "CD Rate Determination Date") for negotiable certificates of deposit having the Index Maturity specified on the face hereof as published in H.15(519) under the heading "CDs (Secondary Market)." In the event that such rate is not published prior to 3:00 p.m., New York City time, on the Calculation Date pertaining to such CD Rate Deter-mination Date, then the "CD Rate" for such Interest Reset
Period will be the rate on such CD Rate Determination Date for negotiable certificates of deposit of the Index Maturity speci-fied on the face hereof as published in the Composite Quota-tions under the heading "Certificates of Deposit." If by 3:00 p.m., New York City time, on such Calculation Date such rate is not yet published in either H.15(519) or Composite Quotations, then the "CD Rate" for such Interest Reset Period will be cal-culated by the Calculation Agent and will be the arithmetic mean of the secondary market offered rates as of 10:00 a.m., New York City time, on such CD Rate Determination Date of three leading nonbank dealers in negotiable U.S. dollar certificates of deposit in The City of New York selected by the Calculation Agent for negotiable certificates of deposit of major United States money center banks (in the market for negotiable certif-icates of deposit) with a remaining maturity closest to the Index Maturity on the face hereof in a denomination of $5,000,000, provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting offered rates as mentioned in this sentence, the CD Rate for such Interest Reset Period will be the same as the CD Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Interest Rate).

            "H.15 (519)" means the publication entitled "Statis-tical Release H.15 (519), 'Selected Interest Rates,'" or any successor publication, published by the Board of Governors of the Federal Reserve System. "Composite Quotations" means the daily statistical release entitled "Composite 3:30 p.m. Quota-tions for U.S. Government Securities" published by the Federal Reserve Bank of New York.

            "Commercial Paper Rate" for each Interest Reset Period will be determined by the Calculation Agent as of the second Business Day prior to the Interest Reset Date for such Interest Reset Period (a "Commercial Paper Rate Determination Date") and shall be the Money Market Yield (as defined below) on such Commercial Paper Rate Determination Date of the rate for commercial paper having the Index Maturity specified on the face hereof, as such rate shall be published in H.15(519) under the heading "Commercial Paper." In the event that such rate is not published prior to 3:00 p.m., New York City time, on the Calculation Date pertaining to such Commercial Paper Rate Determination Date, then the Commercial Paper Rate for such Interest Reset Period shall be the Money Market Yield on such

Commercial Paper Rate Determination Date of the rate for com-mercial paper of the Index Maturity specified on the face hereof as published in Composite Quotations under the heading "Commercial Paper." If by 3:00 p.m., New York City time, on such Calculation Date such rate is not yet published in either H.15(519) or Composite Quotations, then the Commercial Paper Rate for such Interest Reset Period shall be the Money Market Yield of the arithmetic mean of the offered rates as of 11:00 a.m., New York City time, on such Commercial Paper Rate Deter-mination Date of three leading dealers of commercial paper in The City of New York selected by the Calculation Agent for com-mercial paper of the Index Maturity specified on the face hereof placed for an industrial issuer whose bonds are rated "AA" or the equivalent by a nationally recognized rating agency, provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting offered rates as mentioned in this sentence, the Commercial Paper Rate for such Interest Reset Period will be the same as the Commer-cial Paper Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Interest Rate).

            "Money Market Yield" shall be the yield calculated in accordance with the following formula:

            Money Market Yield =      D x 360          x 100
                                        360 - (D x M)

where "D" refers to the applicable per annum rate for commer-cial paper quoted on a bank discount basis and expressed as a decimal, and "M" refers to the actual number of days in the period for which interest is being calculated.

            "Federal Funds Rate" for each Interest Reset Period shall be the effective rate on the second Business Day prior to the Interest Reset Date for such Interest Reset Period (a "Fed-eral Funds Rate Determination Date") for federal funds as pub-lished in H.15(519) under the heading "Federal Funds (Effec-tive)." In the event that such rate is not published prior to 3:00 p.m., New York City time, on the Calculation Date pertain-ing to such Federal Funds Rate Determination Date, the Federal Funds Rate for such Interest Reset Period shall be the rate on such Federal Funds Rate Determination Date as published in Com-posite Quotations under the heading "Federal Funds/Effective Rate." If by 3:00 p.m., New York City time, on such Calcula-tion Date, such rate is not yet published in either H.15(519) or Composite Quotations, then the Federal Funds Rate for such

Interest Reset Period shall be calculated by the Calculation Agent and will be the arithmetic mean of the rates for the last transaction in overnight United States dollar federal funds arranged by three leading brokers of federal funds transactions in The City of New York (which may include the Calculation Agent) selected by the Calculation Agent prior to 9:00 a.m., New York City time, on such Federal Funds Rate Determination Date; provided, however, that if the brokers so selected by the Calculation Agent are not quoting as mentioned in this sen-tence, the Federal Funds Rate as of such Federal Funds Rate Determination Date will be the Federal Funds Rate in effect on such Federal Funds Rate Determination Date.

            "LIBOR" means the determination by the Calculation
Agent in accordance with the following provisions:

            (i) With respect to a LIBOR Interest Determination Date (as defined below), either, as specified on the face hereof: (a) the arithmetic mean of the offered rates for deposits in U.S. dollars for the period of the Index Maturity specified on the face hereof commencing on the second London Banking Day immediately following such LIBOR Interest Determination Date, which appears on the Reuters Screen LIBO Page as of 11:00 a.m., London time, on the LIBOR Interest Determination Date, if at least two such offered rates appear on the Reuters Screen LIBO Page ("LIBOR Reuters"), or (b) the rate for deposits in U.S. dollars having the Index Maturity designated on the face hereof, commencing on the second London Banking Day imme-diately following that LIBOR Interest Determination Date, that appears on the Telerate Page 3750 as of 11:00 a.m., London time, on that LIBOR Interest Determination Date ("LIBOR Telerate"). Unless otherwise indicated on the face hereof, "Reuters Screen LIBO Page" means the display designated as Page "LIBO" on the Reuters Monitor Money Rate Service (or such other page as may replace the LIBO page on that service for the purpose of displaying London interbank offered rates of major banks). "Telerate Page 3750" means the display designated as page "3750" on the Telerate Service (or such other page as may replace the 3750 page on that service or such other service or ser-vices as may be nominated by the British Bankers' Associa-tion (the "Association") for the purpose of displaying London interbank offered rates for U.S. dollar deposits). If neither LIBOR Reuters nor LIBOR Telerate is specified in the applicable Pricing Supplement, LIBOR will be deter-mined as if LIBOR Telerate has been specified. In the case where (a) above applies, if fewer than two offered rates appear on the Reuters Screen LIBO Page, or, in the case where (b) above applies if no rate appears on the Telerate Page 3750, as applicable, LIBOR in respect of that LIBOR Interest Determination Date will be determined as if the parties had specified the rate described in (ii) below.

           (ii) With respect to a LIBOR Interest Determination Date on which this provision applies, LIBOR will be deter-mined on the basis of the rates at which deposits in U.S. dollars having the Index Maturity designated on the face hereof are offered at approximately 11:00 a.m., London time, on such LIBOR Interest Determination Date by four major banks ("Reference Banks") in the London interbank market selected by the Calculation Agent to prime banks in the London interbank market commencing on the second London Banking Day immediately following such LIBOR Interest Determination Date and in a principal amount of not less than U.S. $1,000,000 that is representative for a single transaction in such market at such time. The Calculation Agent will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, LIBOR for such LIBOR Interest Determination Date will be the arithmetic mean of such quotations. If fewer than two quotations are provided, LIBOR for such LIBOR Interest Determination Date will be the arithmetic mean of the rates quoted at approximately 11:00 a.m., New York City time, on such LIBOR Interest Determination Date by three major banks (which may include the Calculation Agent) in The City of New York selected by the Calculation Agent for loans in U.S. dollars to leading European banks having the specified Index Maturity designated on the face hereof commencing on the second London Banking Day immediately following such LIBOR Interest Determination Date and in a principal amount equal to an amount of not less that U.S. $1,000,000 that is representative for a single transaction in such market at such time; provided, however, that if the banks selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, LIBOR will be LIBOR then in effect on such LIBOR Interest Determination Date.

            Unless otherwise indicated on the face hereof, the "LIBOR Interest Determination Date" pertaining to an Interest

Reset Date will be the second London Banking Day preceding such Interest Reset Date.

            "Prime Rate" means, with respect to any Prime Inter-est Determination Date (as defined below), the rate set forth on such date in H.15(519) under the heading "Bank Prime Loan." In the event that such rate is not published prior to 9:00 a.m., New York City time, on the Calculation Date pertaining to such Prime Interest Determination Date, then the Prime Rate will be determined by the Calculation Agent and will be the arithmetic mean of the rates of interest publicly announced by each bank that appears on the Reuters Screen USPRIME1 Page (as defined herein) as such bank's prime rate or base lending rate as in effect for that Prime Interest Determination Date. If fewer than four such rates appear on the Reuters Screen USPRIME1 Page for the Prime Interest Determination Date, the Prime Rate will be determined by the Calculation Agent and will be the arithmetic mean of the prime rates quoted on the basis of the actual number of days in the year divided by a 360-day year as of the close of business on such Prime Interest Determination Date by at least two of three major money center banks in The City of New York selected by the Calculation Agent. If fewer than two such rates are quoted as aforesaid, the Prime Rate will be determined by the Calculation Agent on the basis of the rates furnished in The City of New York by one or two, as the case may be, substitute banks or trust companies organized and doing business under the laws of the United States, or any State thereof, having total equity capital of at least
U.S. $500,000,000 and being subject to supervision or examina-tion by federal or state authority, selected by the Calculation Agent to provide such rate or rates; provided, however, that if the banks selected as aforesaid are not quoting as set forth above, the Prime Rate will remain the Prime Rate then in effect on such Prime Interest Determination Date. "Reuters Screen USPRIME1 Page" means the display designated as page "USPRIME1" on the Reuters Monitor Money Rates Services (or such other page as may replace the USPRIME1 page on that service for the purpose of displaying the prime rate or base lending rate of major United States banks).

            Unless otherwise indicated on the face hereof, the "Prime Interest Determination Date" pertaining to an Interest
Reset Date shall be the second Business Day preceding such Interest Reset Date.

            "Treasury Rate" for each Interest Reset Period will be the rate for the auction held on the Treasury Rate

Determination Date (as defined below) for such Interest Reset Period of direct obligations of the United States ("Treasury bills") having the Index Maturity specified on the face hereof, as published in H.15(519) under the heading "U.S. Government Securities-Treasury bills-auction average (investment)" or, if not so published by 3:00 p.m., New York City time, on the Cal-culation Date pertaining to such Treasury Rate Determination Date, the auction average rate (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) on such Treasury Rate Determination Date as otherwise announced by the United States Department of the Treasury. In the event that the results of the auction of Treasury bills having the Index Maturity specified on the face hereof are not published or reported as provided above by 3:00 p.m., New York City time, on such Calculation Date, or if no such auction is held on such Treasury Rate Determination Date, then the "Treasury Rate" for such Interest Reset Period shall be calculated by the Calculation Agent and shall be a yield to maturity (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) of the arithmetic mean of the secondary market bid rates as of approximately 3:30 p.m., New York City time, on such Treasury Rate Determination Date, of three leading primary United States government securities dealers selected by the Calculation Agent for the issue of Treasury bills with a remaining maturity closest to the Index Maturity specified on the face hereof, provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting bid rates as mentioned in this sentence, then the Treasury Rate for such Interest Reset Period will be the same as the Treasury Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Inter-est Rate).

            The "Treasury Rate Determination Date" for each Interest Reset Period will be the day of the week in which the Interest Reset Date for such Interest Reset Period falls on which Treasury bills would normally be auctioned. Treasury bills are normally sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is normally held on the following Tuesday, except that such auction may be held on the preceding Friday. If, as the result of a legal holiday, an auction is so held on the preceding Fri-day, such Friday will be the Treasury Rate Determination Date pertaining to the Interest Reset Period commencing in the next succeeding week. If an auction date shall fall on any day that would otherwise be an Interest Reset Date for a Treasury Rate

Note, then such Interest Reset Date shall instead be the Busi-ness Day immediately following such auction date.

            "CMT Rate" means, with respect to any Interest Deter-mination Date, the rate displayed on the Designated CMT
Telerate Page (as defined below) under the caption
". . . Treasury Constant Maturities . . .  Federal Reserve
Board Release H.15 . . . Mondays Approximately 3:45 P.M.," under the column for the Index Maturity (as defined below) for
(i) if the Designated CMT Telerate Page is 7055, the rate on such Interest Determination Date and (ii) if the Designated CMT Telerate Page is 7052, the week, or the month, as applicable, ended immediately preceding the week in which the applicable Interest Determination Date occurs. If such rate is no longer displayed on the relevant page, or if not displayed by 3:00
P.M., New York City time, on the Calculation Date pertaining to such Interest Determination Date, then the CMT Rate for such Interest Determination Date will be such treasury constant maturity rate for the Index Maturity (or other United States Treasury for the Index Maturity) for the Interest Determination Date with respect to such Interest Reset Date as may then be published by either the Board of Governors of the Federal
Reserve System or the United States Department of the Treasury that the Calculation Agent determines to be comparable to the rate formerly displayed on the Designated CMT Telerate Page and published in the relevant H.15(519). If such information is not provided by 3:00 P.M., New York City time, on the Calcula-tion Date pertaining to such Interest Determination Date, then the CMT Rate for the Interest Determination Date will be calcu-lated by the Calculation Agent and will be a yield to maturity, based on the arithmetic mean of the secondary market closing offer side prices as of approximately 3:30 P.M., New York City time, on the Interest Determination Date reported, according to their written records, by three leading primary United States government securities dealers (each, a "Reference Dealer") in The City of New York selected by the Calculation Agent (from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)), for the most recently issued direct noncallable fixed rate obligations of the United States ("Treasury Notes") with an original maturity of approximately the Index Maturity and a remaining term to maturity of not less than such Index Maturity minus one year.
If the Calculation Agent cannot obtain three such Treasury note quotations, the CMT Rate for such Interest Determination Date will be calculated by the Calculation Agent and will be a yield to maturity based on the arithmetic mean of the secondary mar-ket offer side prices as of approximately 3:30 P.M., New York City time, on the Interest Determination Date of three Refer-ence Dealers in The City of New York (from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equal-ity, one of the lowest)), for Treasury Notes with an original maturity of the number of years that is the next highest to the Index Maturity and a remaining term to maturity closest to the Index Maturity and in an amount of at least $100,000,000. If three or four (and not five) of such Reference Dealers are quoting as described above, then the CMT Rate will be based on the arithmetic mean of the offer prices obtained and neither the highest nor the lowest of such quotes will be eliminated; provided however, that if fewer than three Reference Dealers selected by the Calculation Agent are quoting as described herein, the CMT Rate will be the CMT Rate in effect on such Interest Determination Date. If two Treasury Notes with an original maturity as described in the third preceding sentence, have remaining terms to maturity equally close to the Maturity Index, the quotes for the Treasury Rate Note with the shorter remaining term to maturity will be used.

            "Designated CMT Telerate Page" means the display on the Dow Jones Telerate Service on the page specified on the face of this Note (or any other page as may replace such page on that service for the purpose of displaying Treasury Constant Maturities as published in H.15(519)), for the purpose of dis-playing Treasury Constant Maturities as published in H.15(519). If no such page is specified on the face of this Note, the Des-ignated CMT Telerate Page shall be 7052, for the most recent week.

            4.    Method of Payment.

            The Company will pay interest on the Securities to the persons who are registered holders of Securities at the close of business on the Record Rate for the next Interest Pay-ment Date, except as otherwise provided in the Indenture. Holders must surrender Securities to a Paying Agent to collect principal payments. If the Holder hereof is the Holder of U.S. $10,000,000 (or the equivalent thereof in a currency other than U.S. dollars determined as provided on the reverse hereof) or more in aggregate principal amount of Notes of like tenor and term, such U.S. dollar interest payments will be made by wire transfer of immediately available funds, but only if appropriate wire transfer instructions have been received in writing by the Paying Agent not less than fifteen calendar days prior to the applicable Interest Payment Date. Unless the Specified Currency of this Note is other than U.S. dollars, the Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. The Company may pay principal and interest by check payable in such money. It may mail an inter-est check to a holder's registered address.

            5.    Foreign Currency Notes.

            General. If the Specified Currency of this Note is other than U.S. Dollars (a "Foreign Currency Note"), the Com-pany shall make payments of principal of and premium, if any, and interest on Foreign Currency Notes in the applicable Speci-fied Currency (or, if such Specified Currency is not at the time of such payment legal tender for the payment of public and private debts, in such other coin or currency of the country which issued such Specified Currency as at the time of such payment is legal tender for the payment of such debts). Sub-ject to any election made by the Holder of this Note pursuant to the next paragraph and unless otherwise specified on the face of this Note, all payments by the Company on this Note will be converted into U.S. Dollars by the Exchange Rate Agent for payment to the Holder based on the highest bid quotation in The City of New York received by the Exchange Rate Agent at approximately 11:00 a.m., New York City time, on the second Business Day preceding the applicable payment date from three recognized foreign exchange dealers (one of whom may be the Exchange Rate Agent) selected by the Exchange Rate Agent and approved by the Company for the purchase by the quoting dealer of the Specified Currency for United States dollars for settle-ment on such payment date in the aggregate amount of the Speci-fied Currency payable to all Holders of Foreign Currency Notes scheduled to receive United States dollar payments and at which the applicable dealer commits to execute a contract. All cur-rency exchange costs will be deducted from such payments to the Holder. If three such bid quotations are not available, pay-ments will be made in the Specified Currency.

            Election to Receive Payments in Specified Currency. Unless otherwise specified in this Note, the Holder of this Note may elect to receive payment of the principal of and pre-mium, if any, and interest hereon in the Specified Currency by submitting a written request for such payment to the Trustee at its corporate trust office in The City of New York on or prior to the applicable Record Date or at least fifteen calendar days prior to Maturity, as the case may be. Such written request shall include appropriate and complete wire transfer instruc-tions for an account at a bank outside the United States to which payments made in such Specified Currency to such Holder will be made. Such written request may be mailed or hand delivered or sent by cable, telex or other form of facsimile transmission. Such election will remain in effect until revoked by written notice to the Trustee, but written notice of any such revocation must be received by the Trustee on or prior to the applicable Record Date or at least fifteen calendar days prior to Maturity, as the case may be.

            Payment Currency. If this Note is a Foreign Currency Note and the Specified Currency is not available for the pay-ment of principal or any premium or interest with respect to this Note due to the imposition of exchange controls or other circumstances beyond the control of the Company (other than in the case where the Specified Currency is a currency of a Euro-pean Community ("EC") member state and such currency is replaced by the ECU, the Company may make such payment in U.S. dollars on the basis of the Market Exchange Rate on the second Business Day prior to such payment, or if such Market Exchange Rate is not then available, on the basis of the most recently available Market Exchange Rate. Any payment made under such circumstances in U.S. dollars where the required payment is in other than US dollars will not constitute an Event of Default under the Indenture.

            If payments of principal, premium or interest on this Note are required to be made in any currency unit (other than the ECU), and such currency unit is unavailable due to the imposition of exchange controls or other circumstances beyond the Company's control, then the Company shall make such pay-ments in United States dollars until such currency unit is again available. The amount of each payment in United States dollars shall be computed on the basis of the Market Exchange Rate on the second Business Day prior to such payment, or if such Market Exchange Rate is not then available, on the basis of the equivalent of the currency unit in United States dol-lars, which shall be determined by the Company or its agent on the following basis. The component currencies of the currency unit for this purpose (the "Component Currencies" or, individu-ally, a "Component Currency") shall be the currency amounts that were components of the currency unit as of the last day on which the currency unit was used. The equivalent of the cur-rency unit in United States dollars shall be calculated by aggregating the United States dollar equivalents of the Compo-nent Currencies. The United States dollar equivalent of each of the Component Currencies shall be determined by the Company or such agent on the basis of the most recently available Mar-ket Exchange Rate for each such Component Currency.

            If the official unit of any Component Currency is altered by way of combination or subdivision, the number of units of the currency as a Component Currency shall be divided or multiplied in the same proportion. If two or more Component Currencies are consolidated into a single currency, the amounts of those currencies as Component Currencies shall be replaced by an amount in such single currency equal to the sum of the amounts of the consolidated Component Currencies expressed in such single currency. If any Component Currency is divided into two or more currencies, the amount of the original Compo-nent Currency shall be replaced by the amounts of such two or more currencies, the sum of which shall be equal to the amount of the original Component Currency.

            "Market Exchange Rate" means (A) with respect to a Specified Currency that is the currency of a country other than the United States, the noon U.S. dollar buying rate in The City of New York for cable transfers for such Specified Currency on the applicable date as determined by the Federal Reserve Bank of New York, (B) with respect to a Specified Currency that is the ECU, the exchange rate between the ECU and the U.S. dollar reported for the applicable date by the Council of the European Communities (the reports of which currently are based on the rates in effect at 2:30 p.m., Brussels time, on the exchange markets of the component currencies of the ECU) and (C) with respect to a Specified Currency that is a Composite Currency other than the ECU, the exchange rate specified in the appli-cable Pricing Supplement for the applicable date.

            ECU Notes. If this Note is denominated in ECU, the following provisions shall apply:

            If, in accordance with the Treaty on European Union (the "Treaty"), the ECU becomes a currency in its own right, all references to ECU in this Note shall be construed as refer-ences to such currency. If any change in the composition of the ECU is made in conformity with the Treaty and European Com-munity ("EC") law, references to ECU in this Note shall refer to the ECU as so changed. With respect to each due date for the payment of principal of, or interest on, this Note on or after the first business day in London on which the ECU is used neither as the unit of account of the EC nor as the currency of the European Union, the Company shall choose a substitute cur-rency (the "Chosen Currency"), which may be any currency which was, on the last day on which the ECU was used as the unit of account of the EC, a component currency of the ECU or U.S. dol-lars, in which all payments due on or after that date with respect to the Notes and coupons shall be made. The amount of each payment in such Chosen Currency shall be computed on the basis of the equivalent of the ECU in that currency, determined as described below, as of the fourth business day in London prior to the date on which such payment is due.

            On the first business day in London on which the ECU is used neither as the unit of account of the EC nor as the currency of the European Union, the Company shall choose a Cho-sen Currency in which all payments with respect to Notes and coupons having a due date prior thereto but not yet presented for payment are to be made. Notice of the Chosen Currency so selected shall, where practicable, be published in the manner described in "Notices" below. The amount of each payment in such Chosen Currency shall be computed on the basis of the equivalent of the ECU in that currency, determined as described below, as of such first business day.

            The equivalent of the ECU in the relevant Chosen Cur-rency as of any date (the "Day of Valuation") shall be deter-mined by, or on behalf of, the Exchange Rate Agent on the fol-lowing basis. The amounts and components composing the ECU for this purpose (the "Components") shall be the amounts and compo-nents that composed the ECU as of the last date on which the ECU was used as the unit of account of the EC. The equivalent of the ECU in the Chosen Currency shall be calculated by, first, aggregating the U.S. dollar equivalents of the Compo-nents; and then, in the case of a Chosen Currency other than U.S. dollars, using the rate used for determining the U.S. dol-lar equivalent of the Components in the Chosen Currency as set forth below, calculating the equivalent in the Chosen Currency of such aggregate amount in U.S. dollars.

            The U.S. dollar equivalent of each of the Components shall be determined by, or on behalf of, the Exchange Rate
Agent on the basis of the middle spot delivery quotations pre-vailing at 2:30 p.m. London time on the Day of Valuation, as obtained by, or on behalf of, the Exchange Rate Agent from one or more major banks, as selected by the Company, in the country of issue of the Component Currency in question.

            If for any reason no direct quotations are available for a Component as of a Day of Valuation from any of the banks selected for this purpose, in computing the U.S. dollar equiva-lent of such Component, the Exchange Rate Agent shall (except as provided below) use the most recent direct quotations for such Component obtained by it or on its behalf, provided that such quotations were prevailing in the country of issue not more than two Business Days before such Day of Valuation. If such most recent quotations were so prevailing more than two Business Days in the country of issue before such Day of Valua-tion, the Exchange Rate Agent shall determine the U.S. dollar equivalent of such Component on the basis of cross rates derived from the middle spot delivery quotations for such Com-ponent Currency and for the U.S. dollar prevailing at 2:30 p.m. London time on such Day of Valuation, as obtained by, or on behalf of, the Exchange Rate Agent from one or more major banks, as selected by the Company, in a country other than the country of issue of such Component Currency. Notwithstanding the foregoing, the Exchange Rate Agent shall determine the U.S. dollar equivalent of such Component on the basis of such cross rates if the Company or such agent judges that the equivalent so calculated is more representative than the U.S. dollar equivalent calculated as provided in the first sentence of this paragraph. Unless otherwise specified by the Company, if there is more than one market for dealing in any Component Currency by reason of foreign exchange regulations or for any other rea-son, the market to be referred to in respect of such currency shall be that upon which a non-resident issuer of securities denominated in such currency would purchase such currency in order to make payments in respect of such securities.

            Payments in the Chosen Currency will be made at the specified office of a paying agent in the country of the Chosen Currency, or, if none, or at the option of the holder, at the specified office of any Paying Agent either by a check drawn on, or by transfer to an account maintained by the holder with, a bank in the principal financial center of the country of the Chosen Currency.

            All determinations referred to above made by, or on behalf of, the Company or by, or on behalf of, the Exchange Rate Agent shall be at its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and binding on holders of Notes.

            If, pursuant to the Treaty, all or some of the cur-rencies of the member countries of the EC are replaced by the

ECU as a currency in its own right, the payment of principal of, or interest on, the Notes denominated in such currencies may be effected in ECU in conformity with legally applicable measures taken pursuant to the Treaty.

            Exchange Rate Agent. Unless otherwise specified herein, the Company has appointed Chemical Bank to act as its agent (the "Exchange Rate Agent") for purposes of determining any currency conversion rates applicable to this Note.

            6.    Bond Agents.

            Initially, Chemical Bank will act as Paying Agent, Transfer Agent, Registrar, Calculation Agent and Exchange Rate Agent. The Company may change any Paying Agent, Transfer Agent or Registrar without notice. The Company or any Affiliate may act in any such capacity. Subject to certain conditions, the Company may change the Trustee.

            7.    Optional Redemption.

            If so specified on the face of this Note on or after the Initial Redemption Date, the Company may redeem all the Securities at any time or some of them from time to time during the twelve months following the Initial Redemption Date at the Initial Redemption Price and during each succeeding twelve-month period at the redemption price in effect for the preced-ing twelve months less the Reduction Percentage, but in no event less than 100%, plus accrued interest to the redemption date. If this Note is a Discount Note, the redemption prices provided herein shall be percentages of Amortized Face Amount.

            Initial Redemption Date:
            Initial Redemption Price:                     %
            Reduction Percentage:                         %

            8.    Mandatory Redemption.

            This Note is not subject to any mandatory redemption or sinking fund unless otherwise set forth herein.

            9.    Notice of Redemption.

            Notice of redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each holder of Notes to be redeemed at such holder's registered address.

            10.   Repayment at Option of Holder.

            If so indicated on the face of this Note, the Holder hereof may require the Company to repay this Note on the Optional Repayment Dates and at the Optional Repayment Prices set forth herein, plus accrued interest to the repayment date.

      Optional Repayment Date             Optional Repayment Price



            Any repayment of this Note in part will be in incre-ments of the minimum denomination in which this Note may be issued; provided that any remaining principal amount of such Note will be an authorized denomination of such Note.

            For this Note to be repaid at the option of the holder hereof, the Paying Agent must receive at the Corporate Trust Office (or such other address of which the Company shall from time to time notify the Holders) not more than 60 nor less than 30 days prior to the date of repayment this Note with the form entitled "Option to Elect Repayment" below duly completed. Exercise of such repayment option by the holder hereof shall be irrevocable.

            In the event of repayment of this Note in part only, a new Note or Notes for the amount of the unpaid portion hereof shall be issued in the name of the holder hereof upon the can-cellation hereof.

            11.   Discount Notes.

            If this Note is a Discount Note, the amount payable in the event of redemption, repayment or acceleration prior to the Stated Maturity hereof shall be the Amortized Face Amount of this Note as of the redemption date or the date of repay-ment, as the case may be. The "Amortized Face Amount" of this Note shall be the amount equal to (a) the Issue Price (as set forth on the face hereof) plus (b) that portion of the differ-ence between the Issue Price and the principal amount hereof that has accrued at the Yield to Maturity (as set forth on the face hereof) (computed in accordance with generally accepted United States bond yield computation principles) at the date as of which the Amortized Face Amount is calculated, but in no event shall the Amortized Face Amount of this Note exceed its principal amount.

            12.   Denominations, Transfer, Exchange.

            The Securities are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000; provided that if this Note is denominated in a Specified Cur-rency other than U.S. dollars, then unless otherwise specified on the face hereof it is issuable only in denominations of the equivalent of U.S. $100,000 (rounded to an integral multiple of 1,000 units of such Specified Currency), or any amount in excess thereof which is an integral multiple of 1,000 units of such Specified Currency, as determined by reference to the Mar-ket Exchange Rate on the Business Day immediately preceding the Original Issue Date of this Note. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Transfer Agent may require a holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or the Indenture. The Transfer Agent need not exchange or register the transfer of any Security or portion of a Security selected for redemption. Also, it need not exchange or regis-ter the transfer of any Securities for a period of 15 days before a selection of Securities to be redeemed.

            13.   Persons Deemed Owners.

            The registered holder of a Security may be treated as its owner for all purposes.

            14.   Amendments and Waivers.

            Subject to certain exceptions, the Indenture or the Securities may be amended with the consent of the holders of a majority in principal amount of the securities of all series affected by the amendment. Subject to certain exceptions, a default on a series may be waived with the consent of the hold-ers of a majority in principal amount of the series.

            Without the consent of any Securityholder, the Indenture or the Securities may be amended, among other things, to cure any ambiguity, omission, defect or inconsistency; to provide for assumption of Company obligations to Securityhold-ers; or to make any change that does not materially adversely affect the rights of any Securityholder.

            15.   Successors.

            When a successor assumes all the obligations of the Company under the Securities and the Indenture, the Company will be released from those obligations.

            16.   Defeasance Prior to Redemption or Maturity.

            Subject to certain conditions, the Company at any time may terminate some or all of its obligations under the Securities and the Indenture if the Company deposits with the Trustee money or U.S. Government Obligations for the payment of principal and interest on the Securities to redemption or maturity. U.S. Government Obligations are securities backed by the full faith and credit of the United States of America or certificates representing an ownership interest in such Obligations.

            17.   Defaults and Remedies.

            An Event of Default includes: default for 30 days in payment of interest on the Securities; default in payment of principal on the Securities; default by the Company for a spec-ified period after notice to it in the performance of any of its other agreements applicable to the Securities; certain events of bankruptcy or insolvency; and any other Event of Default provided for in the series. If an Event of Default occurs and is continuing, the Trustee or the holders of at least 25% in principal amount of the Securities may declare the principal of all the Securities to be due and payable immediately.

            Securityholders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Securities. Subject to certain limitations, holders of a majority in principal amount of the Securities may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Securityholders notice of any con-tinuing default (except a default in payment of principal or interest) if it determines that withholding notice is in their interests. The Company must furnish an annual compliance cer-tificate to the Trustee.

            18.   Trustee Dealings with Company.

            The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with those persons, as if it were not Trustee.

            19.   No Recourse Against Others.

            A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obli-gations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Securityholder by accept-ing a Security waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

            20.   Authentication.

            This Security shall not be valid until authenticated by a manual signature of the Registrar.

            21.   Abbreviations.

            Customary abbreviations may be used in the name of a Securityholder or an assignee, such as: TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with right of survivorship and not as tenants in com-
mon), CUST (=custodian), and U/G/M/A (=Uniform Gifts to Minors
Act).

            The Company will furnish to any Securityholder upon written request and without charge a copy of the Indenture and the Bond Resolution. Requests may be made to: Secretary, Gen-eral Signal Corporation, High Ridge Park, Box 10010, Stamford, CT 06904.

                         OPTION TO ELECT REPAYMENT

            The undersigned hereby irrevocably requests and instructs the Company to repay $_____ principal amount of the within Note, pursuant to its terms, on the "Optional Repayment Date" first occurring after the date of receipt of the within Note as specified below, together with interest thereon accrued to the date of repayment, to the undersigned at:

_______________________________________________________________

_______________________________________________________________
      (Please Print or Type Name and Address of the Undersigned

and to issue to the undersigned, pursuant to the terms of the Indenture, a new Note or Notes representing the remaining prin-cipal amount of this Note.

            For this Option to Elect Repayment to be effective, this Note with the Option to Elect Repayment duly completed must be received by the Company within the relevant time period set foth above at the office of the Paying Agent.

Dated:                              _______________________________
                                    Note:  The signature to this
                                    Option to Elect Repayment must
                                    correspond with the name as writ-
                                    ten upon the face of the within
                                    Note in every particular without
                                    alteration or enlargement or any
                                    change whatsoever.

                           _____________________

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfers) unto


Please Insert Social Security or Other
      Identifying Number of Assignee

________________________________________

_____________________________________________________________________

_____________________________________________________________________
                   Please Print or Type Name and Address
                      Including Zip Code of Assignee


____________________________________________________________________

the within Note and all rights thereunder, hereby irrevocably constituting and appointing


_________________________________________________________________ attorney to transfer such Note on the books of the Company with full power of substitution in the premises.

Dated: __________________           _______________________________
                                    Signature


                                    _______________________________
                                    NOTICE:  The signature to this
                                    assignment must corresond with
                                    the name as it appears upon the
                                    face of the Note in every par-
                                    ticular, without alteration or
                                    enlargement or any change
                                    whatsoever.

                                                    Exhibit 2
                                              Form of Fixed Rate Note



          [Unless this certificate is presented by an authorized rep-resentative of The Depository Trust Company (55 Water Street, New York, New York) to the issuer or its agent for registration of trans-fer or exchange or for payment, then this certificate shall be regis-tered in the name of Cede & Co. (or such other name as may be requested by an authorized representative of The Depository Trust Company), and ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

          Unless and until this certificate is exchanged in whole or in part for Notes in certificated form, this certificate may not be transferred except as a whole by The Depository Trust Company to a nominee thereof or by a nominee thereof to The Depository Trust Com-pany or another nominee of The Depository Trust Company or by The Depository Trust Company or any nominee to a successor depository or nominee of such successor depository.]*


NO. _______                                Principal Amount__________
                                                      CUSIP__________


                     GENERAL SIGNAL CORPORATION
                  MEDIUM-TERM SENIOR NOTE, SERIES A
                            (FIXED RATE)


General Signal Corporation promises to pay to

or registered assigns
the principal sum of                    in the Specified Currency
on the Maturity specified below.


Issue Price:                            Original Issue Date:

Interest Rate:                          Maturity:

Interest Payment Dates:                 Record Dates:

Specified Currency:
     (If other than U.S. Dollars, see paragraph 4)





_________________________
*     Include only if this Note is a global security.

                          __       __
Optional Redemption:  /_/ No   / / Yes (see paragraph 6)
                         __       __
Optional Repayment:  /_/ No   / / Yes (see paragraph 9)
                        __       __
Amortizing Note:    /_/ No   / / Yes (see paragraph 7)
                   __      __
Discount Note:  /_/ Yes / / No

      Total Amount of OID:

      Yield to Maturity:

      Initial Accrual Period OID:

Other Provisions:

      Specify here any additional or different provisions applicable to this Note, which may include any of the following:

      1.    provisions for indexing of principal or interest payments

      2.    provisions for extension of maturity

      3.    provisions for a change in Interest Rate prior to maturity

      4. changes to any provision of this form of Note not appli-cable to a particular Note

Dated:                                    GENERAL SIGNAL CORPORATION


                                          __________________________
Authenticated:


CHEMICAL BANK
Registrar


By                                        __________________________
   Authorized Officer

                      General Signal Corporation
                  Medium-Term Senior Note, Series A

                           Further Provisions


            1.    Medium-Term Senior Notes, Series A

            This Note is one of a series of duly authorized debt securities of General Signal Corporation, a New York Corpora-tion, (the "Company"), designated as its "Medium-Term Senior Notes, Series A" (the "Securities") limited to an aggregate initial offering price or purchase price of $300,000,000 or the equivalent thereof in one or more foreign or currency units.

            The Company issued the Securities under an Indenture dated as of April 15, 1996 ("Indenture") between the Company and Chemical Bank ("Trustee"). The terms of the Securities include those stated in the Indenture and in the Bond Resolution creat-ing the Securities and those made part of the Indenture by the Trust Indenture Act of 1939, as amended (15 U.S. Code {{ 77aaa-77bbbb). Securityholders are referred to the Indenture, the Bond Resolu-tion and the Act for a statement of such terms.

            2.    Interest

            The Company promises to pay interest on the principal amount of this Security at the rate per annum shown above. The Company will pay interest semiannually on January 15 and July
15 of each year commencing with the first such date after the Original Issue Date. Unless otherwise specified herein, the first payment of interest on any Note originally issued between a record date and the related Interest Payment Date will be made on the Interest Payment Date immediately following the next succeeding record date. Interest on the Securities will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from Original Issue
Date. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

            3.    Method of Payment.

            The Company will pay interest on the Securities to the persons who are registered holders of Securities at the close of business on the Record Rate for the next Interest Pay-ment Date, except as otherwise provided in the Indenture. Holders must surrender Securities to a Paying Agent to collect principal payments. If the Holder hereof is the Holder of U.S. $10,000,000 (or the equivalent thereof in a currency other than U.S. dollars determined as provided below) or more in aggregate principal amount of Notes of like tenor and term, such U.S. dollar interest payments will be made by wire transfer of imme-diately available funds, but only if appropriate wire transfer instructions have been received in writing by the Paying Agent not less than fifteen calendar days prior to the applicable Interest Payment Date. Unless the Specified Currency of this
Note is other than U.S. dollars, the Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. The Company may pay principal and interest by check payable in such money. It may mail an interest check to a holder's registered address.

            If any payment of principal, premium or interest on this Note is due on a day which is not a Business Day, the Com-pany shall make such payment on the next succeeding Business Day and no interest shall accrue on such payment from the stated due date until such Business Day.

            "Business Day" means any day, other than a Saturday or Sunday, that is not a day on which banking institutions are authorized or required by law, regulation or executive order to be closed in (a) The City of New York or (b) if the Specified Currency for this Note is other than United States dollars, the principal financial center of the country issuing such Specified Currency (which, in the case of European Currency Units ("ECUs"), shall be Brussels, Belgium).

            4.    Foreign Currency Notes.

            General. If the Specified Currency of this Note is other than U.S. Dollars (a "Foreign Currency Note"), the Com-pany shall make payments of principal of and premium, if any, and interest on Foreign Currency Notes in the applicable Speci-fied Currency (or, if such Specified Currency is not at the time of such payment legal tender for the payment of public and private debts, in such other coin or currency of the country which issued such Specified Currency as at the time of such payment is legal tender for the payment of such debts). Sub-ject to any election made by the Holder of this Note pursuant to the next paragraph and unless otherwise specified on the face of this Note, all payments by the Company on this Note will be converted into U.S. Dollars by the Exchange Rate Agent for payment to the Holder based on the highest bid quotation in

The City of New York received by the Exchange Rate Agent at approximately 11:00 a.m., New York City time, on the second Business Day preceding the applicable payment date from three recognized foreign exchange dealers (one of whom may be the Exchange Rate Agent) selected by the Exchange Rate Agent and approved by the Company for the purchase by the quoting dealer of the Specified Currency for United States dollars for settle-ment on such payment date in the aggregate amount of the Speci-fied Currency payable to all Holders of Foreign Currency Notes scheduled to receive United States dollar payments and at which the applicable dealer commits to execute a contract. All cur-rency exchange costs will be deducted from such payments to the Holder. If three such bid quotations are not available, pay-ments will be made in the Specified Currency.

            Election to Receive Payments in Specified Currency. Unless otherwise specified in this Note, the Holder of this Note may elect to receive payment of the principal of and pre-mium, if any, and/or interest hereon in the Specified Currency by submitting a written request for such payment to the Trustee at its corporate trust office in The City of New York on or prior to the applicable Record Date or at least fifteen calen-dar days prior to the Maturity Date, as the case may be. Such written request shall include appropriate and complete wire transfer instructions for an account at a bank outside the United States to which payments made in such Specified Currency to such Holder will be made. Such written request may be mailed or hand delivered or sent by cable, telex or other form of facsimile transmission. Such election will remain in effect until revoked by written notice to the Trustee, but written notice of any such revocation must be received by the Trustee on or prior to the applicable Record Date or at least fifteen calendar days prior to the Maturity Date, as the case may be.

            Payment Currency. If this Note is a Foreign Currency Note and the Specified Currency is not available for the pay-ment of principal or any premium or interest with respect to this Note due to the imposition of exchange controls or other circumstances beyond the control of the Company (other than in the case where the Specified Currency is a currency of a Euro-pean Community ("EC") member state and such currency is replaced by the European Currency Unit ("ECU"), the Company may make such payment in U.S. dollars on the basis of the Market Exchange Rate on the second Business Day prior to such payment, or if such Market Exchange Rate is not then available, on the basis of the most recently available Market Exchange Rate. Any payment made under such circumstances in U.S. dollars where the required payment is in other than U.S. dollars will not consti-tute an Event of Default under the Indenture.

            If payments of principal, premium or interest on this Note are required to be made in any currency unit (other than the ECU), and such currency unit is unavailable due to the imposition of exchange controls or other circumstances beyond the Company's control, then the Company shall make such pay-ments in United States dollars until such currency unit is again available. The amount of each payment in United States dollars shall be computed on the basis of the Market Exchange Rate on the second Business Day prior to such payment, or if such Market Exchange Rate is not then available, on the basis of the equivalent of the currency unit in United States dol-lars, which shall be determined by the Company or its agent on the following basis. The component currencies of the currency unit for this purpose (the "Component Currencies" or, individu-ally, a "Component Currency") shall be the currency amounts that were components of the currency unit as of the last day on which the currency unit was used. The equivalent of the cur-rency unit in United States dollars shall be calculated by aggregating the United States dollar equivalents of the Compo-nent Currencies. The United States dollar equivalent of each of the Component Currencies shall be determined by the Company or such agent on the basis of the most recently available Mar-ket Exchange Rate for each such Component Currency.

            If the official unit of any Component Currency is altered by way of combination or subdivision, the number of units of the currency as a Component Currency shall be divided or multiplied in the same proportion. If two or more Component Currencies are consolidated into a single currency, the amounts of those currencies as Component Currencies shall be replaced by an amount in such single currency equal to the sum of the amounts of the consolidated Component Currencies expressed in such single currency. If any Component Currency is divided into two or more currencies, the amount of the original Compo-nent Currency shall be replaced by the amounts of such two or more currencies, the sum of which shall be equal to the amount of the original Component Currency.

            "Market Exchange Rate" means (A) with respect to a Specified Currency that is the currency of a country other than the United States, the noon U.S. dollar buying rate in The City of New York for cable transfers for such Specified Currency on the applicable date as determined by the Federal Reserve Bank of New York, (B) with respect to a Specified Currency that is the ECU, the exchange rate between the ECU and the U.S. dollar reported for the applicable date by the Council of the European Communities (the reports of which currently are based on the rates in effect at 2:30 p.m., Brussels time, on the exchange markets of the component currencies of the ECU) and (C) with respect to a Specified Currency that is a Composite Currency other than the ECU, the exchange rate specified in the appli-cable Pricing Supplement for the applicable date.

            ECU Notes. If this Note is denominated in ECU, the following provisions shall apply:

            If, in accordance with the Treaty on European Union (the "Treaty"), the ECU becomes a currency in its own right, all references to ECU in this Note shall be construed as refer-ences to such currency. If any change in the composition of the ECU is made in conformity with the Treaty and European Com-munity ("EC") law, references to ECU in this Note shall refer to the ECU as so changed. With respect to each due date for the payment of principal of, or interest on, this Note on or after the first business day in London on which the ECU is used neither as the unit of account of the EC nor as the currency of the European Union, the Company shall choose a substitute cur-rency (the "Chosen Currency"), which may be any currency which was, on the last day on which the ECU was used as the unit of account of the EC, a component currency of the ECU or U.S. dol-lars, in which all payments due on or after that date with respect to the Notes and coupons shall be made. The amount of each payment in such Chosen Currency shall be computed on the basis of the equivalent of the ECU in that currency, determined as described below, as of the fourth business day in London prior to the date on which such payment is due.

            On the first business day in London on which the ECU is used neither as the unit of account of the EC nor as the currency of the European Union, the Company shall choose a Cho-sen Currency in which all payments with respect to Notes and coupons having a due date prior thereto but not yet presented for payment are to be made. Notice of the Chosen Currency so selected shall, where practicable, be published in the manner described in "Notices" below. The amount of each payment in such Chosen Currency shall be computed on the basis of the equivalent of the ECU in that currency, determined as described below, as of such first business day.

            The equivalent of the ECU in the relevant Chosen Cur-rency as of any date (the "Day of Valuation") shall be determined by, or on behalf of, the Exchange Rate Agent on the following basis. The amounts and components composing the ECU for this purpose (the "Components") shall be the amounts and components that composed the ECU as of the last date on which the ECU was used as the unit of account of the EC. The equiva-lent of the ECU in the Chosen Currency shall be calculated by, first, aggregating the U.S. dollar equivalents of the Compo-nents; and then, in the case of a Chosen Currency other than U.S. dollars, using the rate used for determining the U.S. dol-lar equivalent of the Components in the Chosen Currency as set forth below, calculating the equivalent in the Chosen Currency of such aggregate amount in U.S. dollars.

            The U.S. dollar equivalent of each of the Components shall be determined by, or on behalf of, the Exchange Rate
Agent on the basis of the middle spot delivery quotations pre-vailing at 2:30 p.m. London time on the Day of Valuation, as obtained by, or on behalf of, the Exchange Rate Agent from one or more major banks, as selected by the Company, in the country of issue of the Component Currency in question.

            If for any reason no direct quotations are available for a Component as of a Day of Valuation from any of the banks selected for this purpose, in computing the U.S. dollar equiva-lent of such Component, the Exchange Rate Agent shall (except as provided below) use the most recent direct quotations for such Component obtained by it or on its behalf, provided that such quotations were prevailing in the country of issue not more than two Business Days before such Day of Valuation. If such most recent quotations were so prevailing more than two Business Days in the country of issue before such Day of Valua-tion, the Exchange Rate Agent shall determine the U.S. dollar equivalent of such Component on the basis of cross rates derived from the middle spot delivery quotations for such Com-ponent Currency and for the U.S. dollar prevailing at 2:30 p.m. London time on such Day of Valuation, as obtained by, or on behalf of, the Exchange Rate Agent from one or more major banks, as selected by the Company, in a country other than the country of issue of such Component Currency. Notwithstanding the foregoing, the Exchange Rate Agent shall determine the U.S. dollar equivalent of such Component on the basis of such cross rates if the Company or such agent judges that the equivalent so calculated is more representative than the U.S. dollar equivalent calculated as provided in the first sentence of this paragraph. Unless otherwise specified by the Company, if there is more than one market for dealing in any Component Currency by reason of foreign exchange regulations or for any other reason, the market to be referred to in respect of such cur-rency shall be that upon which a non-resident issuer of securi-ties denominated in such currency would purchase such currency in order to make payments in respect of such securities.

            Payments in the Chosen Currency will be made at the specified office of a paying agent in the country of the Chosen Currency, or, if none, or at the option of the holder, at the specified office of any Paying Agent either by a check drawn on, or by transfer to an account maintained by the holder with, a bank in the principal financial center of the country of the Chosen Currency.

            All determinations referred to above made by, or on behalf of, the Company or by, or on behalf of, the Exchange Rate Agent shall be at its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and binding on holders of Notes.

            If, pursuant to the Treaty, all or some of the cur-rencies of the member countries of the EC are replaced by the ECU as a currency in its own right, the payment of principal of, or interest on, the Notes denominated in such currencies may be effected in ECU in conformity with legally applicable measures taken pursuant to the Treaty.

            Exchange Rate Agent. Unless otherwise specified herein, the Company has appointed Chemical Bank to act as its agent (the "Exchange Rate Agent") for purposes of determining any currency conversion rates applicable to this Note.

            5.    Bond Agents.

            Initially, Chemical Bank will act as Paying Agent, Transfer Agent, Registrar, and Exchange Rate Agent. The Com-pany may change any Paying Agent, Transfer Agent Registrar or Exchange Rate Agent without notice. The Company or any Affili-ate may act in any such capacity. Subject to certain condi-tions, the Company may change the Trustee.

            6.    Optional Redemption.

            If so specified on the face of this Note, on or after the Initial Redemption Date, the Company may redeem all the Securities at any time or some of them from time to time during the twelve months following the Initial Redemption Date at the Initial Redemption Price and during each succeeding twelve-month period at the redemption price in effect for the preced-ing twelve months less the Reduction Percentage, but in no event less than 100%, plus accrued interest to the redemption date. If this Note is a Discount Note, the redemption prices provided herein shall be percentages of Amortized Face Amount.

            Initial Redemption Date:
            Initial Redemption Price:                     %
            Reduction Percentage:                         %

            7.    Mandatory Redemption.

            This Note is not subject to any mandatory redemption or sinking fund unless the face hereof indicates that this Note is an Amortizing Note. If this Note is an Amortizing Note, then the Company shall redeem on the redemption dates stated below the principal amounts of this Note stated below at the applicable redemption price.

                                                      Redemption Price
                            Principal Amount to       (percentage of
      Redemption Date           be Redeemed           principal amount)










            8.    Notice of Redemption.

            Notice of redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each holder of Securities to be redeemed at his registered address.

            9.    Repayment at Option of Holder.

            If so indicated on the face of this Note, the Holder hereof may require the Company to repay this Note on the Optional Repayment Dates and at the Optional Repayment Prices set forth herein, plus accrued interest to the repayment date.

      Optional Repayment Date             Optional Repayment Price










            Any repayment of this Note in part will be in incre-ments of the minimum denomination in which this Note may be issued; provided that any remaining principal amount of such Note will be an authorized denomination of such Note.

            For this Note to be repaid at the option of the holder hereof, the Paying Agent must receive at the Corporate Trust Office (or such other address of which the Company shall from time to time notify the Holders) not more than 60 nor less than 30 days prior to the date of repayment this Note with the form entitled "Option to Elect Repayment" below duly completed. Exercise of such repayment option by the holder hereof shall be irrevocable.

            In the event of repayment of this Note in part only, a new Note or Notes for the amount of the unpaid portion hereof shall be issued in the name of the holder hereof upon the can-cellation hereof.

            10.   Discount Notes.

            If this Note is a Discount Note, the amount payable in the event of redemption, repayment or acceleration prior to the Stated Maturity hereof shall be the Amortized Face Amount of this Note as of the redemption date or the date of repay-ment, as the case may be. The "Amortized Face Amount" of this Note shall be the amount equal to (a) the Issue Price (as set forth on the face hereof) plus (b) that portion of the differ-ence between the Issue Price and the principal amount hereof that has accrued at the Yield to Maturity (as set forth on the face hereof) (computed in accordance with generally accepted United States bond yield computation principles) at the date as of which the Amortized Face Amount is calculated, but in no event shall the Amortized Face Amount of this Note exceed its principal amount.

            11.   Denominations, Transfer, Exchange.

            This Note is issued in registered form without cou-pons in denominations of $1,000 and integral multiples of $1,000; provided that if this Note is denominated in a Speci-fied Currency other than U.S. dollars then unless otherwise specified on the face hereof it is issuable only in denomina-tions of the equivalent of U.S. $100,000 (rounded to an inte-gral multiple of 1,000 units of such Specified Currency), or any amount in excess thereof which is an integral multiple of 1,000 units of such Specified Currency, as determined by refer-ence to the Market Exchange Rate on the Business Day immedi-ately preceding the Original Issue Date of this Note. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Transfer Agent may require a holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or the Indenture. The Transfer Agent need not exchange or register the transfer of any Security or por-tion of a Security selected for redemption. Also, it need not exchange or register the transfer of any Securities for a period of 15 days before a selection of Securities to be redeemed.

            12.   Extension of Maturity.

            If so indicated on the face of this Note, the Company has the option to extend the Original Maturity Date hereof for one or more periods of one or more whole years (each an "Exten-sion Period") up to but not beyond the Final Maturity Date specified on the face hereof and in connection therewith to establish a new interest rate and new redemption provisions for the Extension Period.

            The Company may exercise such option by notifying the Paying Agent of such exercise at least 45 but not more than 60 days prior to the Original Maturity Date or, if the maturity hereof has already been extended, prior to the maturity date then in effect (an "Extended Maturity Date"), such notice to be accompanied by the form of the Extension Notice referred to below. No later than 38 days prior to the Original Maturity
Date or an Extended Maturity Date, as the case may be (each, a "Maturity Date"), the Paying Agent will mail to the holder hereof a notice (the "Extension Notice") relating to such Extension Period, first class mail postage prepaid, setting forth (a) the election of the Company to extend the maturity of this Note, (b) the new Extended Maturity Date; (c) the interest rate applicable to the Extension Period; and (d) the provi-sions, if any, for redemption during the Extension Period, including the date or dates on which, the period or periods during which and the price or prices at which such redemption may occur during the Extension Period. Upon the mailing by the Paying Agent of an Extension Notice to the holder of this Note, the maturity hereof shall be extended automatically, and, except as modified by the Extension Notice and as described in the next paragraph, this Note will have the same terms it had prior to the mailing of such Extension Notice.

            Notwithstanding the foregoing, not later than 10:00 a.m., New York City time, on the twentieth calendar day prior to the Maturity Date in effect immediately preceding the mail-ing of the applicable Extension Notice (or if such day is not a Business Day, not later than 10:00 a.m., New York City time, on the immediately succeeding Business Day), the Company may, at its option, revoke the interest rate provided for in such Extension Notice and establish a higher interest rate for the Extension Period by causing the Paying Agent to send notice of such higher interest rate to the holder of this Note by first class mail, postage prepaid, or by such other means as shall be agreed between the Company and the Paying Agent. Such notice shall be irrevocable. All Notes with respect to which the Maturity Date is extended in accordance with an Extension Notice will bear such higher interest rate for the Extension Period, whether or not tendered for repayment.

            If the Company elects to extend the maturity hereof, the holder of this Note will have the option to require the Company to repay this Note on the Maturity Date in effect imme-diately preceding the mailing of the applicable Extension
Notice at a price equal to the principal amount hereof plus any accrued and unpaid interest to such date. In order for this Note to be so repaid on such Maturity Date, the holder hereof must follow the procedures set forth above for optional repay-ment, except that the period for delivery of this Note or noti-fication to the Paying Agent shall be at least 25 but not more than 35 days prior to the Maturity Date in effect immediately preceding the mailing of the applicable Extension Notice and except that if the holder hereof has tendered this Note for repayment pursuant to this paragraph he may, by written notice to the Paying Agent, revoke any such tender for repayment until 3:00 p.m. New York City time, on the twentieth calendar day prior to the Maturity Date then in effect (or, if such day is not a Business Day, until 3:00 p.m., New York City time, on the immediately succeeding Business Day).

            13.   Persons Deemed Owners.

            The registered holder of a Security may be treated as its owner for all purposes.

            14.   Amendments and Waivers.

            Subject to certain exceptions, the Indenture or the Securities may be amended with the consent of the holders of a majority in principal amount of the securities of all series affected by the amendment. Subject to certain exceptions, a default on a series may be waived with the consent of the hold-ers of a majority in principal amount of the series.

            Without the consent of any Securityholder, the Indenture or the Securities may be amended, among other things, to cure any ambiguity, omission, defect or inconsistency; to provide for assumption of Company obligations to Securityhold-ers; or to make any change that does not materially adversely affect the rights of any Securityholder.

            15.   Successors.

            When a successor assumes all the obligations of the Company under the Securities and the Indenture, the Company will be released from those obligations.

            16.   Defeasance Prior to Redemption or Maturity.

            Subject to certain conditions, the Company at any time may terminate some or all of its obligations under the Securities and the Indenture if the Company deposits with the Trustee money or U.S. Government Obligations for the payment of principal and interest on the Securities to redemption or maturity. U.S. Government Obligations are securities backed by the full faith and credit of the United States of America or certificates representing an ownership interest in such Obligations.

            17.   Defaults and Remedies.

            An Event of Default includes: default for 30 days in payment of interest on the Securities; default in payment of principal on the Securities; default by the Company for a spec-ified period after notice to it in the performance of any of its other agreements applicable to the Securities; certain events of bankruptcy or insolvency; and any other Event of

Default provided for in the series. If an Event of Default occurs and is continuing, the Trustee or the holders of at least 25% in principal amount of the Securities may declare the principal of all the Securities to be due and payable immediately.

            Securityholders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Securities. Subject to certain limitations, holders of a majority in principal amount of the Securities may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Securityholders notice of any con-tinuing default (except a default in payment of principal or interest) if it determines that withholding notice is in their interests. The Company must furnish an annual compliance cer-tificate to the Trustee.

            18.   Trustee Dealings with Company.

            The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with those persons, as if it were not Trustee.

            19.   No Recourse Against Others.

            A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obli-gations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Securityholder by accept-ing a Security waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

            20.   Authentication.

            This Security shall not be valid until authenticated by a manual signature of the Registrar.

            21.   Abbreviations.

            Customary abbreviations may be used in the name of a Securityholder or an assignee, such as: TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with right of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gifts to Minors Act).

            The Company will furnish to any Securityholder upon written request and without charge a copy of the Indenture and the Bond Resolution. Requests may be made to: Secretary, Gen-eral Signal Corporation, High Ridge Park, Box 10010, Stamford, CT 06904.

                         OPTION TO ELECT REPAYMENT

            The undersigned hereby irrevocably requests and instructs the Company to repay $_____ principal amount of the within Note, pursuant to its terms, on the "Optional Repayment Date" first occurring after the date of receipt of the within Note as specified below, together with interest thereon accrued to the date of repayment, to the undersigned at:

_________________________________________________________________

_________________________________________________________________
      (Please Print or Type Name and Address of the Undersigned

and to issue to the undersigned, pursuant to the terms of the Indenture, a new Note or Notes representing the remaining prin-cipal amount of this Note.

            For this Option to Elect Repayment to be effective, this Note with the Option to Elect Repayment duly completed must be received by the Company within the relevant time period set forth above at the office of the Paying Agent.

Dated:                              ________________________________
                                    Note:  The signature to this
                                    Option to Elect Repayment must
                                    correspond with the name as writ-
                                    ten upon the face of the within
                                    Note in every particular without
                                    alteration or enlargement or any
                                    change whatsoever.



















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                                   -18-





                           _____________________

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfers) unto


Please Insert Social Security or Other
      Identifying Number of Assignee

________________________________________

_________________________________________________________________

_________________________________________________________________
                   Please Print or Type Name and Address
                      Including Zip Code of Assignee


________________________________________________________________
the within Note and all rights thereunder, hereby irrevocably constituting and appointing


_________________________________________________________________ attorney to transfer such Note on the books of the Company with full power of substitution in the premises.

Dated: __________________           _______________________________
                                    Signature


                                    _______________________________
                                    NOTICE:  The signature to this
                                    assignment must correspond with
                                    the name as it appears upon the
                                    face of the Note in every par-
                                    ticular, without alteration or
                                    enlargement or any change
                                    whatsoever.










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                                    -3-



                                                                  Exhibit 3


                            Series A Securities

                            Supplemental Terms


            In addition to the terms set forth in Exhibits 1 and 2 to Bond Resolution No. 1, the Series A Securities shall have the following terms:

            Section 1. Definitions. Capitalized terms used and not defined herein shall have the meaning given such terms in the Indenture. The following are additional definitions appli-cable to the Series A Securities:

            "Depositary" means, with respect to the Series A Securities issued as one or more global Securities, The Depository Trust Company, New York, New York, or any successor thereto registered under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation.

            Section 2.  Securities Issuable as Global Securities.
(a) The Series A Securities may be issued in the form of one or more permanent global Securities. Each global Security shall bear a legend substantially to the following effect:

            "Unless this certificate is presented by an autho-rized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange or pay-ment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representa-tive of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein."

            (b) If at any time (i) the Depositary with respect to any Series A Security notifies the Company that it is unwilling or unable to continue as Depositary for such global Securities or (ii) the Depositary for any global Series A Secu-rity shall no longer be eligible or in good standing under the Securities Exchange Act of 1934, as amended, or other

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                                    -4-



applicable statute or regulation, the Company shall appoint a successor Depositary with respect to such global Securities. If a successor Depositary for such global Securities is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Transfer Agent shall register the exchange of such global Securities for an equal principal amount of Registered Securi-ties in the manner provided in Section 2.07 of the Indenture.

            (c) The Transfer Agent shall register the transfer or exchange of a global Security for Registered Securities pur-suant to Section 2.07 of the Indenture if (i) a Default or Event of Default shall have occurred and be continuing with respect to the Series A Securities or (ii) the Company deter-mines that the Series A Securities shall no longer be repre-sented by global Securities.

            (d) In any exchange provided for in the preceding paragraphs (b) or (c), the Company will execute and the Regis-trar will authenticate and deliver Registered Securities. Reg-istered Securities issued in exchange for a global Security shall be in such names and denominations as the Depositary for such global Security shall instruct the Registrar. The Regis-trar shall deliver such Registered Securities to the persons in whose names such Securities are so registered.